UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21606
(Investment Company Act File Number

Centaur Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)

1460 Main Street, Suite 234
Southlake, TX 76092
(Address of Principal Executive Offices)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  April 30, 2014

Item 1.	Reports to Stockholders.

TABLE OF CONTENTS

Centaur Total Return Fund
Shareholder Letter	1
Performance Update	4
Disclosure of Fund Expenses	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	20

Statements in this Semi-Annual Report that reflect projections or expectations offuture financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forwardlooking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Fund’s prospectus. When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.centaurmutualfunds.com.

This report is intended for shareholders of The Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus that contains important information including risks, investment objectives, charges and expenses. A copy of the prospectus is available at www.centaurmutualfunds.com or by calling Shareholder Services at (1-888-484-5766). The prospectus should be read carefully before investing.

Centaur Total Return Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Dear Centaur Total Return Fund Investors:

The Fund produced a return of 12.01% for the one year ending April 30, 2014. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 18.47% for the same period, while the S&P 500® Total Return Index returned 20.44%.

For the trailing 5-year period ending April 30, 2014, the Fund has produced an annualized return of 17.36% versus the primary benchmark’s return of 21.28% annualized over the same period.  The S&P 500® Total Return Index has returned 19.14% annualized for the five years.

For the cumulative period since the Fund’s inception on March 16, 2005, the Fund has returned an annualized 10.22% return versus a 6.91% annualized return over the same period for its benchmark and a 7.41% return for the S&P 500® Total Return Index.

(For the Fund’s most up-to-date performance information, please see our web site at www.centaurmutualfunds.com.)

Performance as of April 30, 2014
Average Annual Total Returns	Past 1 Year	Past 5 Years	Since Inception*
Centaur Total Return Fund	12.01%	17.36%	10.22%
S&P 500® Total Return Index	20.44%	19.14%	7.41%
Dow Jones U.S. Select Dividend Total Return Index	18.47%	21.28%	6.91%

Performance shown is for the period ended April 30, 2014.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.centaurmutualfunds.com. A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*     The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio**	Gross Expense Ratio***
Centaur Total Return Fund	2.08%	2.28%

**	The net expense ratio reflects a contractual expense limitation that continues through September 3, 2015. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation. The Net Expense Ratio above does not correlate to the ratio of total expenses provided in the Financial Highlights table of the Fund’s Semi-Annual Report for the period ended April 30, 2014, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.
***	Gross expense ratio is from the Funds' prospectus dated February 28, 2014.

Thoughts on the Fund’s Recent Performance
The Fund returned +12.01% for the year ended April 30, 2014, trailing the fully invested equity benchmarks that we provide for comparison purposes.

We have mixed feelings about the Fund’s recent performance.  On the one hand we naturally wish to report high returns that beat our benchmarks and reward our investors.  Every incentive in our industry encourages us to stay fully invested all the time, regardless of potential risks or valuation considerations, in the effort to beat our benchmarks and our peers and deliver impressive returns over every possible time period.

Semi-Annual Report | April 30, 2014	1

Centaur Total Return Fund	Shareholder Letter
April 30, 2014 (Unaudited)

On the other hand, our strategy is not designed to pursue maximum returns but rather to generate satisfactory total returns without risking significant losses.  We target our strategy to those investors that are looking for something between fixed income and equity risk profiles, and it is our hope that over a full market cycle we can deliver close to full equity market returns despite our defensive bias.

The Fund has carried a significant cash balance for much of the last two years, averaging roughly 30% of net asset value.  Prior to mid-2013 this conservative positioning had not carried with it a large price in terms of foregone performance as the Fund managed to perform well in spite of the large anchor of cash earning virtually no return.  Since mid-2013, however, the market has continued to perform strongly and our portfolio has lagged significantly, partially due to the heavy cash position and partly due to sluggish performance from some of our portfolio holdings.

Risk and securities prices tend to move inversely to each other; any security is simply a claim on future cash flows or asset value, and the higher the price one pays, the less return one gets – everything being equal.  Our value investing framework requires that we remain disciplined with respect to valuations to ensure that we don’t over-pay for investments.   We believe that our strategy requires that we be diligent with regard to the risk of capital loss, and we have learned that there is no better or faster way to lose money in the stock market than to over-pay for stocks in order to try to keep up with a rising market.

It is easy to let investing get more complicated than it is. The basics of making money in the stock market are as simple as the old axiom to “buy low and sell high.”  As of this writing, the US stock market is at an all-time high.  This is good news for those who wish to sell, but is not good news for those who wish to buy on the cheap.  This does not mean the market cannot go higher, nor does it mean that there are no bargains to be found.  It simply means that most stocks are fully priced, and bargains are scarce and difficult to identify.  If one professes to be a value investor, these realities are impossible to ignore and the only rational response is to sell securities that appear to be fully valued, and hold only those that one has conviction are still reasonably priced and have room for appreciation.  Our search for new opportunities continues unabated, but the current environment naturally slows the cadence of new purchases.

While we cannot know what the market will do in the short run, we can be confident that over time the market will do what it always does – it fluctuates, it occasionally over-reacts to unexpected new information, and it is prone to occasional bouts of fear and uncertainty that creates the opportunities to buy under-valued securities.  In order to take advantage of these opportunities, an investor requires two things: cash and conviction.  Cash can only come from having made prudent sales at some prior juncture and then maintaining the patience to hold it until opportunity strikes.  We have the cash and are prepared to strike quickly at any time to take advantage of compelling investments whenever we identify one.  Conviction comes from the confidence that one is getting good value for the cash invested, and that belief can only come from thorough research and conservative estimates of future earnings power or asset value of the underlying business.

Portfolio Update
As of April 30, 2014 the Centaur Total Return Fund was approximately 68% invested in equities spread across 27 holdings, offset by covered call liabilities equal to approximately 0.7% of the Fund’s assets. Cash and money market funds represented approximately 33% of the Fund’s assets.  The top ten investments represented approximately 38% of Fund assets. As of April 30, 2014 our top 10 positions were as follows:

Position	% of Fund Assets
EMC Corp.	4.80%
Prosafe SE	4.60%
Berkshire Hathaway, Inc., Class B	4.20%
Alleghany Corp.	4.20%
Kulicke & Soffa Industries, Inc.	4.10%
First American Financial Corp.	3.70%
Tetragon Financial Group, Ltd.	3.30%
Bayerische Motoren Werke AG	3.20%
VOXX International Corp.	3.20%
Express, Inc.	2.90%
TOTAL	38.20%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

2	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Commentary on Fund Holdings
We will highlight two of the Fund’s recent portfolio holdings in this letter, though with the disclaimer that the Fund’s holdings can and do change in accordance with market prices and with new information.

Berkshire Hathaway is the diversified holding company run by Warren Buffett, whose long-term track record makes him one of the best value investors of his generation.  Berkshire owns a wide variety of high quality businesses that share the characteristics of having significant competitive advantages, have earned strong returns on capital, and are managed for the long term maximization of value.  The profits of the business have been thoughtfully and effectively reinvested by Mr. Buffett, and Berkshire has been able to compound shareholder value at a solid clip for many years in spite of its large size through a combination of organic growth, businesses acquisitions, and timely capital market investments.  While Berkshire Hathaway’s stock has not kept up with the S&P500 for the past several years, it tends to perform relatively well in periods of distress, when its ample liquidity allows it to invest its vast resources when few others may be able to do so.  We believe Berkshire stock trades at the low end of a conservatively calculated fair value range, despite its impressive long-term track record and exemplary pro-shareholder practices.

BMW is one of the world’s leading manufacturers of luxury automobiles and possesses a formidable combination of a valuable brand, global manufacturing and distribution capabilities, and industry-leading profit margins.  In addition to producing cars and motorcycles under its own iconic brand, BMW also owns the MINI brand of smaller, stylish cars aimed at a younger audience as well as the super-luxury Rolls Royce brand.  BMW’s internal finance company is also extremely well managed and produces high returns on equity.  The Fund does not own BMW common stock, but rather owns a special class of non-voting security that offers a higher dividend and has the same economic rights as the common shares, but trade at a significant discount to BMW common shares.  Some discount is warranted by the non-voting nature of the security and the lack of deep liquidity as compared to the common shares. However, liquidity is not a restrictive factor, given the relatively small size of equity positions held in the Fund, and we are very comfortable with the management at BMW, which is family controlled and managed with an emphasis on building a profitable and resilient enterprise over the long term.  We believe that BMW itself is not well appreciated by US investors due to the lack of a listing on an American stock exchange despite its global presence and brand recognition, and therefore believe that BMW stock represents good value as well as an attractive dividend yield.

As always, we would like to thank our investors for your continued trust and confidence in the Centaur Total Return Fund.

Zeke Ashton
Portfolio Manager, Centaur Total Return Fund

Semi-Annual Report | April 30, 2014	3

Centaur Total Return Fund	Performance Update
April 30, 2014 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to April 30, 2014

Performance Returns for the period ended April 30, 2014

Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	12.01%	17.36%	10.22%	2.28%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	10.22%	$24,295
S&P 500® Total Return Index	7.41%	$19,197
Dow Jones U.S. Select Dividend Total Return Index	6.91%	$18,397

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Centaur Total Return Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
**	The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2014. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.
Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.centaurmutualfunds.com.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

4	www.centaurmutualfunds.com

Centaur Total Return Fund	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expense Ratio(a)	Expense Paid During Period November 1, 2013 to April 30, 2014(b)
Actual	$1,000.00	$1,047.80	1.95%	$9.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	1.95%	$9.74

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

Semi-Annual Report | April 30, 2014	5

Centaur Total Return Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 60.80%

Consumer Discretionary - 14.22%
Bayerische Motoren Werke AG	17,500	$1,721,351
Bravo Brio Restaurant Group, Inc.(a)	95,000	1,422,150
Express, Inc.(a)(b)	105,000	1,529,850
Target Corp.	20,000	1,235,000
VOXX International Corp.(a)	145,000	1,703,750
		7,612,101
Consumer Staples - 3.87%
Cott Corp.	150,000	1,218,000
Vector Group, Ltd.	40,000	852,000
		2,070,000
Energy - 4.86%
Mitcham Industries, Inc.(a)(b)	10,000	138,000
Prosafe SE	280,000	2,463,537
		2,601,537
Financials - 17.86%
Alleghany Corp.(a)	5,500	2,243,890
Berkshire Hathaway, Inc., Class B(a)	17,500	2,254,875
Brookfield Real Estate Services, Inc.	50,000	671,502
Clifton Bancorp, Inc.	55,000	637,450
First American Financial Corp.	75,000	1,995,000
Tetragon Financial Group, Ltd.	170,000	1,754,400
		9,557,117
Industrials - 4.01%
Tetra Tech, Inc.(a)	47,000	1,347,490
Titan International, Inc.(b)	45,600	798,456
		2,145,946
Information Technology - 13.91%
Blucora, Inc.(a)(b)	40,000	770,000
EMC Corp.	100,000	2,580,000
InterDigital, Inc.(b)	40,000	1,388,800
Kulicke & Soffa Industries, Inc.(a)	150,000	2,206,500
Mind CTI, Ltd.	265,000	495,550
		7,440,850
Telecommunication Services - 2.07%
IDT Corp., Class B	70,000	1,108,800

Total Common Stocks (Cost $30,438,088)		32,536,351

CLOSED-END FUNDS - 1.91%

Financials - 1.91%
Fifth Street Finance Corp.	110,000	1,024,100

Total Closed-End Funds (Cost $1,020,532)		1,024,100

See Notes to Financial Statements.
6	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Principal Value	Value
CONVERTIBLE CORPORATE BONDS - 1.66%

Information Technology - 1.66%
Blucora, Inc., Senior Unsecured, 4.25%, 4/1/2019(c)	$800,000	$888,500

Total Convertible Corporate Bonds (Cost $923,696)		888,500

	Shares	Value
WARRANTS - 2.53%

Financials - 2.53%
JPMorgan Chase & Co., Strike Price: $42.42, Expires: 10/28/2018(a)	60,000	1,131,600
The PNC Financial Services Group, Inc., Strike Price: $67.33, Expires: 12/31/2018(a)	10,000	222,500

Total Warrants (Cost $1,288,745)		1,354,100

SHORT TERM INVESTMENTS - 33.01%

Fidelity Institutional Money Market Fund - Government Portfolio, 0.010%(d)	17,666,780	17,666,780

Total Short Term Investments (Cost $17,666,780)		17,666,780

Total Value of Investments (Cost $51,337,841) - 99.91%		$53,469,831

Other Assets in Excess of Liabilities - 0.09%		49,555

Net Assets - 100.00%		$53,519,386

(a)	Non-income producing investment.
(b)	Portion of security is subject to call options written.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified Institutional buyers. At period end, the market value of those securities is $888,500, representing 1.66% of net assets.
(d)	Represents 7 day effective yield.

Schedule of Written Options	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS
Blucora, Inc.	100	$20.00	7/19/2014	$(11,000)
Blucora, Inc.	100	22.50	10/18/2014	(8,750)
Blucora, Inc.	100	20.00	10/18/2014	(17,250)
Express, Inc.	350	15.00	10/18/2014	(48,125)
InterDigital, Inc.	100	30.00	6/21/2014	(52,000)
InterDigital, Inc.	300	35.00	9/20/2014	(88,500)
Mitcham Industries, Inc.	100	15.00	9/20/2014	(6,000)
Titan International, Inc.	150	17.50	10/18/2014	(24,375)
Titan International, Inc.	306	15.00	10/18/2014	(92,565)

Total Written Call Options (Premiums Received $304,098)				$(348,565)

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	7

Centaur Total Return Fund	Schedule of Investments
April 30, 2014 (Unaudited)

Common Abbreviations:
AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd.	-	Limited.
SE	-	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

Summary of Investments
	% of Net Assets	Value
Common Stocks
Consumer Discretionary	14.22%	$7,612,101
Consumer Staples	3.87	2,070,000
Energy	4.86	2,601,537
Financials	17.86	9,557,117
Industrials	4.01	2,145,946
Information Technology	13.91	7,440,850
Telecommunication Services	2.07	1,108,800
Closed-End Funds	1.91	1,024,100
Convertible Corporate Bonds	1.66	888,500
Warrants	2.53	1,354,100
Short Term & Other Assets in Excess of Liabilities	33.10	17,716,335
Total	100.00%	$53,519,386

See Notes to Financial Statements.
8	www.centaurmutualfunds.com

Centaur Total Return Fund	Statement of Assets and Liabilities
April 30, 2014 (Unaudited)

Assets:
Investments, at cost	$51,337,841
Investments, at value	$53,469,831
Foreign cash, at value (Cost $3,878)	3,878
Receivables:
Investments sold	845,441
Fund shares sold	34,707
Dividends and interest	13,703
Other assets	28,000

Total Assets	54,395,560

Liabilities:
Call options written, at value (premiums received $304,098)	348,565
Payables:
Investments purchased	399,530
Fund shares repurchased	13,184
Accrued expenses:
Advisory fees	50,239
Trustees' fees and expenses	4,496
Custodian fees	4,264
Legal fees	11,211
Audit and tax preparation fees	7,848
Fund Administration fees	14,448
Transfer Agency Fees	11,671
Printing fees	8,668
Other expenses	2,050

Total Liabilities	876,174

Net Assets	$53,519,386

Net Assets Consist of:
Paid-in Capital	$48,689,183
Accumulated net investment loss	(235,675)
Accumulated net realized gain on investments, written options and foreign currency transactions	2,977,187
Net unrealized appreciation on investments, written options and foreign currency translations	12,088,691
Net Assets	$53,519,386
Shares Outstanding, no par value (unlimited authorized shares)	3,888,542
Net Asset Value, Offering Price and Redemption Price Per Share*	$13.76

*Redemption price may differ from NAV if redemption fee is applied.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	9

Centaur Total Return Fund	Statement of Operations
For the Six Months Ended April 30, 2014 (Unaudited)

Investment Income:
Interest	$3,878
Dividends	394,488
Foreign tax withheld	(7,465)
Total Investment Income	390,901

Expenses:
Advisory fees (note 3)	432,244
Administration fees	87,398
Transfer agent fees	39,058
Registration and filing administration fees	14,921
Custody fees	8,133
Legal fees	17,266
Audit and tax preparation fees	8,348
Printing expenses	10,213
Trustees' fees and expenses	7,196
Insurance expenses	9,127
Other operating expenses	2,977
Total Expenses	636,881
Expenses waived/reimbursed by Advisor (note 3)	(74,867)
Net Expenses	562,014

Net Investment Loss	(171,113)

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	2,758,101
Written options	247,481
Foreign currency transactions	(6,847)
Net realized gain	2,998,735
Change in unrealized appreciation (depreciation) on:
Investments	(384,315)
Written options	108,829
Foreign currency translations	1,162
Net unrealized depreciation	(274,324)
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency	2,724,411

Net Increase in Net Assets Resulting From Operations	$2,553,298

See Notes to Financial Statements.
10	www.centaurmutualfunds.com

Centaur Total Return Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment (loss)	$(171,113)	$(499,212)
Net realized gain from investments, written options and foreign currency transactions	2,998,735	12,975,514
Change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	(274,324)	166,197
Net Increase in Net Assets Resulting from Operations	2,553,298	12,642,499

Distributions to Shareholders: (note 5)
Net investment income	(93,497)	(886,224)
Net realized gains on investments	(11,041,723)	(3,611,268)
Decrease in Net Assets Resulting from Distributions	(11,135,220)	(4,497,492)

Capital Share Transactions:
Shares sold	4,139,418	13,857,910
Redemption fees	37,774	41,298
Reinvested distributions	10,198,763	4,129,902
Shares redeemed	(17,743,812)	(23,476,322)
Decrease from Capital Share Transactions	(3,367,857)	(5,447,212)
Net Increase (Decrease) in Net Assets	(11,949,779)	2,697,795

Net Assets:
Beginning of period	65,469,165	62,771,370
End of period*	$53,519,386	$65,469,165

*Including accumulated Net Investment Income (Loss)	$(235,675)	$28,935

Share Information:
Shares sold	285,997	932,867
Reinvested distributions	786,335	303,001
Shares redeemed	(1,283,593)	(1,600,090)
Net Decrease in Capital Shares	(211,261)	(364,222)
Shares Outstanding, Beginning of Period	4,099,803	4,464,025
Shares Outstanding, End of Period	3,888,542	4,099,803

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	11

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each of the periods presented.

	For the Six Months Ended April 30, 2014 (Unaudited)		For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Net Asset Value, Beginning of Period	$15.97		$14.06	$13.13	$12.93	$10.41	$7.64
Income from Investment Operations:
Net investment income (loss)	(0.05)		(0.12)	0.01	0.05 (a)	0.00 (b)	0.05
Net realized and unrealized gain on investments	0.63		3.12	1.20	0.26 (a)	2.50	2.78
Total from Investment Operations	0.58		3.00	1.21	0.31	2.50	2.83

Less Distributions:
From net investment income	(0.02)		(0.22)	(0.07)	(0.07)	–	(0.07)
From net realized gains on investments	(2.78)		(0.88)	(0.26)	(0.11)	–	–
Total Distributions	(2.80)		(1.10)	(0.33)	(0.18)	–	(0.07)

Paid in Capital:
Paid in capital (from redemption fees)	0.01		0.01	0.05	0.07	0.02	0.01
Total paid in capital	0.01		0.01	0.05	0.07	0.02	0.01

Net Asset Value, End of Period	$13.76		$15.97	$14.06	$13.13	$12.93	$10.41

Total Return(c)	4.78	%(d)	22.74%	9.86%	2.93%	24.21%	37.51%

Net Asset Value, End of Period (in thousands)	$53,519		$65,469	$62,771	$79,340	$34,462	$8,646

Average Net Assets for the Period (in thousands)	$58,110		$63,690	$71,761	$72,885	$15,616	$6,700

Ratio of Gross Expenses to Average Net Assets(e)	2.21	%(f)	2.15%	2.12%	2.05%	2.78%	4.08%
Ratio of Net Expenses to Average Net Assets(e)	1.95	%(f)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59	)%(f)	(0.78%)	0.24%	0.13%	0.09%	0.59%

Portfolio Turnover Rate	84	%(d)	170%	91%	110%	89%	164%

(a)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(b)	Actual amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not Annualized.
(e)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	Annualized.

See Notes to Financial Statements.
12	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust, (the “Trust”) which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company.  Prior to October 31, 2013, the Fund was known as The Tilson Dividend Fund and the Trust was known as The Tilson Investment Trust. The Fund in this report is classified as non-diversified as defined in the 1940 Act.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | April 30, 2014	13

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2014:

Centaur Total Return Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$32,536,351	$–	$–	$32,536,351
Closed-End Funds	1,024,100	–	–	1,024,100
Convertible Corporate Bonds	–	888,500	–	888,500
Warrants	1,354,100	–	–	1,354,100
Short Term Investments	17,666,780	–	–	17,666,780
Total	$52,581,331	$888,500	$–	$53,469,831
Other Financial Instruments
Liabilities
Written Call Options	$(348,565)	$–	$–	$(348,565)
Total	$(348,565)	$–	$–	$(348,565)

For the six months ended April 30, 2014, there have been no significant changes to the Fund’s fair value methodologies.  The Fund recognizes transfers between levels as of the end of the annual period in which the transfer occurred. During the six months ended April 30, 2014, there were no transfers between Level 1 and Level 2 for the Fund.

For six months ended April 30, 2014, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Underlying Investment In Other Investment Companies
The  Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Institutional Money Market Fund’s NCSR filing dated May 28, 2014, available at www.sec.gov or can be found at www.fidelity.ca and should be read in conjunction with the Fund’s financial statements. As of April 30, 2014, the percentage of net assets invested in the Fidelity Institutional Money Market Fund was 33.01%.

Derivative Financial Instruments
The following discloses the Fund’s use of derivative instruments.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the

14	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
The Fund may write or purchase option contracts to adjust risk and return of their overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Written option activity for the six months ended April 30, 2014 was as follows:

Centaur Total Return Fund Option Contracts Written for the six months ended April 30, 2014	Contracts	Premiums Received
Options Outstanding, Beginning of Period	3,100	$463,629
Options written	4,987	697,882
Options expired	(1,494)	(262,311)
Options closed	(100)	(8,846)
Options exercised	(4,887)	(586,256)
Options Outstanding, End of the Period	1,606	$304,098

Semi-Annual Report | April 30, 2014	15

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of April 30, 2014(a):

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Centaur Total Return Fund
Equity Contracts (Warrants)	Investments, at Value	$1,354,100	N/A	N/A
Equity Contracts (Written Options Contracts)	N/A	N/A	Call options written, at value	$348,565
		$1,354,100		$348,565

(a)	For open derivative instruments as of April 30, 2014, see the Schedule of Investments, which is also indicative of the activity for the six months ended April 30, 2014.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Centaur Total Return Fund
Equity Contracts (Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on investments	$–	$65,486
Equity Contracts (Written Options Contracts)	Net realized gain (loss) from: Written options/Change in unrealized appreciation (deprecation) on: Written options	247,481	108,829
Total		$247,481	$174,315

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Affiliated Companies
An affiliated company is a company that can have direct or indirect common ownership. The Fund does not hold any investments in affiliated companies as of April 30, 2014.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

16	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions
The Fund charges a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the six months ended April 30, 2014 was $37,774.

Warrants
The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Federal Income Taxes
As of and during the six months ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Advisor
Effective September 3, 2013, the Fund entered into an advisory agreement with Centaur Capital Partners, L.P. (the  “Advisor”). The Fund pays the Advisor a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the six months ended April 30, 2014, the Advisor earned advisory fees of $432,244.

Effective September 3, 2013, the Advisor entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through September 3, 2015, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses and 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the six months ended April 30, 2014, the Advisor waived/reimbursed expenses in the amount of $74,867.

Semi-Annual Report | April 30, 2014	17

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

Administrator
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust which became effective as of September 30, 2011. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $170,000.  The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses. For the six months ended April 30, 2014, the Administrator earned fees of $87,398.

Compliance Services
ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act.  ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

Certain officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six months ended April 30, 2014.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centaur Total Return Fund	$34,019,546	$48,257,315

5. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2010, 2011 and 2012, and as of and during the fiscal year ended October 31, 2013, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gain
Centaur Total Return Fund	10/31/2013	$4,497,492	$–
Centaur Total Return Fund	10/31/2012	1,123,882	843,144

As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Derivatives and Foreign Currency	Net Unrealized Appreciation
Centaur Total Return Fund	$51,337,841	2,641,381	$(509,391)	$0	$2,131,990

18	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

As of April 30, 2014, the Fund had no accumulated capital loss carryforwards.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013‐08, Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013‐08”), modifying Accounting Standards Codification (“ASC”) 946. The modifications were a result of a joint effort by the FASB and the International Accounting Standards Board to develop a consistent approach for determining whether an entity is an investment company for which fair value of investments is the most relevant measurement. ASU 2013‐08 requires reporting entities to disclose that it is an investment company and is applying the guidance as set forth in ASC 946, to disclose any changes in, and the reasons for, its status as an investment company and to disclose information related to whether it has provided or is contractually required to provide financial support to any of its investees. The effective date of ASU 2013‐08 is for interim and annual periods beginning after December 15, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have to the financial statement amounts and footnote disclosures, if any.

8. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that require disclosure and/or adjustments.

Semi-Annual Report | April 30, 2014	19

Centaur Total Return Fund	Additional Information
April 30, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

20	www.centaurmutualfunds.com

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable to semiannual reports.

(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit EX‑99.CERT.

(a)(3) Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit EX‑99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ M. Ezekial Ashtonz
M. Ezekial Ashton
Date:	July 2, 2014	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	July 2, 2014	President and Principal Executive Officer
Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ Gennifer Ashton
Gennifer Ashton
Date:	July 2, 2014	Treasurer and Principal Financial Officer
Centaur Mutual Funds Trust